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                                                                   EXHIBIT 10.10




                                FORM OF SWINGLINE NOTE




$30,000,000                                                   New York, New York
                                                              September 26, 1996

          FOR VALUE RECEIVED, [INSERT NAME OF BORROWER] a [Delaware](1) [United Kingdom](2) corporation (the "Borrower"), hereby promises to pay to the order of The Chase Manhattan Bank (the "Bank"), the unpaid Principal Amount (as defined in the Credit Agreement referred to below) of all Swingline Loans (as defined in the Credit Agreement) made by the Bank to the Borrower pursuant to the Credit Agreement in [Dollars]1/ [Pounds Sterling]2/ (as defined in the Credit Agreement) in immediately available funds, at the office of The Chase Manhattan Bank (the "Agent") located at [4 Metrotech Center, Brooklyn, New York 11245]1/[London, England, Account Name Chase Manhattan Bank, Account Number CHAPS 40 52 06]2/, on the Swingline Maturity Date (as defined in the Credit Agreement).

          The Borrower also promises to pay interest on the unpaid principal amount of each Swingline Loan made by the Bank to the Borrower in like currencies and funds at said office from the date such Swingline Loan is made until paid at the rates and at the times provided in Section 1.07 of the Credit Agreement.

          This Note is one of the Swingline Notes referred to in the Amendment and Restatement, dated as of September 20, 1996, amending and restating the Credit Agreement, dated as of July 31, 1995, among RELTEC Holdings, Inc. and RELTEC (UK) Limited, the financial institutions from time to time party thereto (the "Banks") (including the Bank) and the Agent (as from time to time in effect, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to mandatory repayment prior to the Swingline Maturity Date, in whole or in part.


_________________________

(1)  Insert if the Borrower is RELTEC Holdings, Inc.

(2)  Insert if the Borrower is RELTEC (UK) Limited.


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          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                             [NAME OF BORROWER]


                                             By
                                               ----------------------------
                                               Title: